Environmental and Legal Contingencies (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Environmental and Legal Contingencies
Environmental and Legal Contingencies

Environmental Contingencies

We and our predecessors have been involved in steel manufacturing and related operations since 1900. Although we believe our operating practices have been consistent with prevailing industry standards, hazardous materials may have been released at operating sites or third-party sites in the past, including operating sites that we no longer own. If we reasonably can, we have estimated potential remediation expenditures for those sites where future remediation efforts are probable based on identified conditions, regulatory requirements or contractual obligations arising from the sale of a business or facility. For sites involving government-required investigations, we typically make an estimate of potential remediation expenditures only after the investigation is complete and when we better understand the nature and scope of the remediation. In general, the material factors in these estimates include the costs associated with investigations, delineations, risk assessments, remedial work, governmental response and oversight, site monitoring, and preparation of reports to the appropriate environmental agencies. We have recorded the following liabilities for environmental matters on our condensed consolidated balance sheets:

	March 31, 2016	December 31, 2015
Accrued liabilities	$5.5	$5.6
Other non-current liabilities	41.5	41.1

We cannot predict the ultimate costs for each site with certainty because of the evolving nature of the investigation and remediation process. Rather, to estimate the probable costs, we must make certain assumptions. The most significant of these assumptions is for the nature and scope of the work that will be necessary to investigate and remediate a particular site and the cost of that work. Other significant assumptions include the cleanup technology that will be used, whether and to what extent any other parties will participate in paying the investigation and remediation costs, reimbursement of past response and future oversight costs by governmental agencies, and the reaction of the governing environmental agencies to the proposed work plans. Costs for future investigation and remediation are not discounted to their present value. To the extent that we have been able to reasonably estimate future liabilities, we do not believe that there is a reasonable possibility that we will incur a loss or losses that exceed the amounts we accrued for the environmental matters discussed below that would, either individually or in the aggregate, have a material adverse effect on our consolidated financial condition, results of operations or cash flows. However, since we recognize amounts in the consolidated financial statements in accordance with accounting principles generally accepted in the United States that exclude potential losses that are not probable or that may not be currently estimable, the ultimate costs of these environmental proceedings may be higher than the liabilities we currently have recorded in our consolidated financial statements.

Except as we expressly note below, we do not currently anticipate any material effect on our consolidated financial position, results of operations or cash flows as a result of compliance with current environmental regulations. Moreover, because all domestic steel producers operate under the same federal environmental regulations, we do not believe that we are more disadvantaged than our domestic competitors by our need to comply with these regulations. Some foreign competitors may benefit from less stringent environmental requirements in the countries where they produce, resulting in lower compliance costs for them and providing those foreign competitors with a cost advantage on their products.

According to the Resource Conservation and Recovery Act (“RCRA”), which governs the treatment, handling and disposal of hazardous waste, the United States Environmental Protection Agency (“EPA”) and authorized state environmental agencies may conduct inspections of RCRA-regulated facilities to identify areas where there have been releases of hazardous waste or hazardous constituents into the environment and may order the facilities to take corrective action to remediate such releases. Environmental regulators may inspect our major steelmaking facilities. While we cannot predict the future actions of these regulators, it is possible that they may identify conditions in future inspections of these facilities which they believe require corrective action.

Under authority from the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the EPA and state environmental authorities have conducted site investigations at certain of our facilities and other third-party facilities, portions of which previously may have been used for disposal of materials that are currently regulated. The results of these investigations are still pending, and we could be directed to spend funds for remedial activities at the former disposal areas. Because of the uncertain status of these investigations, however, we cannot reliably predict whether or when such spending might be required or their magnitude.

As previously reported, on July 27, 2001, we received a Special Notice Letter from the EPA requesting that we agree to conduct a Remedial Investigation/Feasibility Study (“RI/FS”) and enter an administrative order on consent pursuant to Section 122 of CERCLA regarding our former Hamilton Plant located in New Miami, Ohio. The Hamilton Plant ceased operations in 1990, and all of its former structures have been demolished and removed. Although we did not believe that a site-wide RI/FS was necessary or appropriate, in April 2002 we entered a mutually agreed-upon administrative order on consent to perform a RI/FS of the Hamilton Plant site. We submitted the investigation portion of the RI/FS, and we completed a supplemental study in 2014. We currently have accrued $0.7 for the remaining cost of the RI/FS. Until the RI/FS is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously reported, on September 30, 1998, our predecessor, Armco Inc., received an order from the EPA under Section 3013 of RCRA requiring it to develop a plan for investigation of eight areas of our Mansfield Works that allegedly could be sources of contamination. A site investigation began in November 2000 and is continuing. We cannot reliably estimate at this time how long it will take to complete this site investigation. We currently have accrued approximately $1.1 for the projected cost of the study. Until the site investigation is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously noted, on September 26, 2012, the EPA issued an order under Section 3013 of RCRA requiring us to develop a plan for investigation of four areas at our Ashland Works coke plant. We submitted a Sampling and Analysis Plan (“SAP”) to the EPA on October 25, 2012, and revised it most recently on May 29, 2014. The EPA approved it on June 27, 2014. We completed Phase I of the SAP and submitted a report to the EPA on December 23, 2014. On March 3, 2016, the EPA indicated its desire to suspend the site investigation associated with the Section 3013 RCRA order until resolution of a potential enforcement action. We cannot reliably estimate at this time how long it will take to complete the site investigation. On March 10, 2016, the DOJ invited us to participate in settlement discussions with respect to a potential enforcement action. In April 2015, we executed a tolling agreement with the DOJ associated with these claims. We currently have accrued approximately $0.5 for the projected cost of the investigation. Until the site investigation is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously reported, on August 3, 2011, September 29, 2011, and June 28, 2012, the EPA issued a Notice of Violations (“NOV”) for our Middletown Works coke plant, alleging violations of pushing and combustion stack limits. We are investigating these claims and working with the EPA to attempt to resolve them. We believe we will reach a settlement in this matter by implementation of a supplemental environmental project and a payment of a small civil penalty, but cannot be certain that a settlement will be reached. We will vigorously contest any claims which cannot be resolved through a settlement.

As previously reported, on July 15, 2009, we and the Pennsylvania Department of Environmental Protection (“PADEP”) entered a Consent Order and Agreement (the “Consent Order”) to resolve an alleged unpermitted discharge of wastewater from the closed Hillside Landfill at our former Ambridge Works. Under the terms of the Consent Order, we paid a penalty and also agreed to implement various corrective actions, including an investigation of the area where landfill activities occurred, submission of a plan to collect and treat surface waters and seep discharges, and upon approval from PADEP, implementation of that plan. We have accrued approximately $5.5 for the remedial work required under the approved plan and Consent Order. We submitted a National Pollution Discharge Elimination System (“NPDES”) permit application to move to the next phase of the work. We currently estimate that the remaining work will be completed in 2018, though it may be delayed.

As previously reported, on June 29, 2000, the United States filed a complaint on behalf of the EPA against us in the U.S. District Court for the Southern District of Ohio, Case No. C-1-00530, alleging violations of the Clean Air Act, the Clean Water Act and RCRA at our Middletown Works. Subsequently, the State of Ohio, the Sierra Club and the National Resources Defense Council intervened. On May 15, 2006, the court entered a Consent Decree in Partial Resolution of Pending Claims (the “Consent Decree”). Under the Consent Decree, we paid a civil penalty and performed a supplemental environmental project to remove ozone-depleting refrigerants from certain equipment. We further agreed to undertake a comprehensive RCRA facility investigation at Middletown Works and, as appropriate, complete a corrective measures study. The Consent Decree required us to implement certain RCRA corrective action interim measures to address polychlorinated biphenyls (“PCBs”) in sediments and soils at Dicks Creek and certain other specified surface waters, adjacent floodplain areas and other previously identified geographic areas. We have completed the remedial activity at Dicks Creek, but continue to work on the RCRA facility investigation and certain interim measures. We have accrued approximately $16.2 for the cost of known work required under the Consent Decree for the RCRA facility investigation and remaining interim measures.

As previously reported, on October 17, 2012, the EPA issued an NOV and Notice of Intent to File a Civil Administrative Complaint to our Mansfield Works alleging violations of RCRA primarily for our management of electric arc furnace dust at the facility. We are investigating these claims and working with the EPA to attempt to resolve them. The NOV proposed a civil penalty of approximately $0.3. However, on March 23, 2015, the EPA reduced its penalty demand to $0.1. We believe we will reach a settlement in this matter, but cannot be certain that a settlement will be reached and cannot reliably estimate at this time how long it will take to reach a settlement or what all of its terms might be. We will vigorously contest any claims that a settlement cannot resolve.

As previously reported, on May 12, 2014, the Michigan Department of Environmental Quality (“MDEQ”) issued to our Dearborn Works (then a part of Severstal Dearborn, LLC (“Dearborn”)) an Air Permit to Install No. 182-05C (the “PTI”) to increase the emission limits for the blast furnace and other emission sources. The PTI was issued as a correction to a prior permit to install that did not include certain information during the prior permitting process. On July 10, 2014, the South Dearborn Environmental Improvement Association (“SDEIA”), Detroiters Working for Environmental Justice, Original United Citizens of Southwest Detroit and the Sierra Club filed a Claim of Appeal of the PTI in the State of Michigan, Wayne County Circuit, Case No. 14-008887-AA. Appellants and the MDEQ required the intervention of Dearborn (now owned by us) in this action as an additional appellee. The appellants allege multiple deficiencies with the PTI and the permitting process. On October 9, 2014, the appellants filed a Motion for Peremptory Reversal of the MDEQ’s decision to issue the PTI. We believe that the MDEQ issued the PTI properly in compliance with applicable law and will vigorously contest this appeal. On October 17, 2014, we filed a motion to dismiss the appeal. Additionally, on December 15, 2014, we filed a motion to dismiss the appeal for lack of jurisdiction. At the conclusion of a hearing on all three motions on February 12, 2015, all three motions were denied. On March 18, 2015, we filed an application for leave to appeal to the Michigan Court of Appeals seeking to overturn the decision of the Circuit Court denying our motion to dismiss for lack of jurisdiction. On August 27, 2015, the Michigan Court of Appeals granted our application for leave to appeal. Until the appeal is resolved, we cannot determine what the ultimate permit limits will be. Until the permit limits are determined and final, we cannot reliably estimate the costs, if any, that we may incur if the appeal causes the permit limits to change, nor can we determine if the costs will be material or when we would incur them.

As previously reported, on August 21, 2014, the SDEIA filed a Complaint under the Michigan Environmental Protection Act (“MEPA”) in the State of Michigan, Wayne County Circuit Case No. 14-010875-CE. The plaintiffs allege that the air emissions from our Dearborn Works are impacting the air, water and other natural resources, as well as the public trust in such resources. The plaintiffs are requesting, among other requested relief, that the court assess and determine the sufficiency of the PTI’s limitations. On October 15, 2014, the court ordered a stay of the proceedings until a final order is issued in Wayne County Circuit Court Case No. 14-008887-AA (discussed above). When the proceedings resume, we will vigorously contest these claims. Until the claims in this Complaint are resolved, we cannot reliably estimate the costs we may incur, if any, or when we would incur them.

As previously reported, on April 27, 2000, MDEQ issued a RCRA Corrective Action Order No. 111-04-00-07E to Rouge Steel Company and Ford Motor Company for the property that includes our Dearborn Works. The Corrective Action Order has been amended five times. We are a party to the Corrective Action Order as the successor-in-interest to Dearborn, which was the successor-in-interest to Rouge Steel Company. The Corrective Action Order requires the site-wide investigation, and where appropriate, remediation of the facility. The site investigation and remediation is ongoing. We cannot reliably estimate at this time how long it will take to complete this site investigation and remediation. To date, Ford Motor Company has incurred most of the costs of the investigation and remediation due to its prior ownership of the steelmaking operations at Dearborn Works. Until the site investigation is complete, we cannot reliably estimate the additional costs we may incur, if any, for any potentially required remediation of the site or when we may incur them.

As previously reported, on August 29, 2013, the West Virginia Department of Environmental Protection (“WVDEP”) issued to Mountain State Carbon a renewal NPDES permit for wastewater discharge from the facility to the Ohio River. The new NPDES permit included numerous new, and more stringent, effluent limitations. On October 7, 2013, Mountain State Carbon appealed the permit to the Environmental Quality Board, Appeal No. 13-25-EQB. On February 10, 2016, we reached a partial settlement with WVDEP. We are awaiting a decision from the Environmental Quality Board (“EQB”) regarding the remaining claims following a hearing before the EQB in February 2016. Until the permit limits are determined and final, we cannot reliably estimate the costs that we will incur, if any, if the appeal causes the permit limits to change, or when we may incur the costs.

In addition to the foregoing matters, we are or may be involved in proceedings with various regulatory authorities that may require us to pay fines, comply with more rigorous standards or other requirements or incur capital and operating expenses for environmental compliance. We believe that the ultimate disposition of the proceedings will not have, individually or in the aggregate, a material adverse effect on our consolidated financial condition, results of operations or cash flows.

Legal Contingencies

As previously reported, since 1990 we have been named as a defendant in numerous lawsuits alleging personal injury as a result of exposure to asbestos. The great majority of these lawsuits have been filed on behalf of people who claim to have been exposed to asbestos while visiting the premises of one of our current or former facilities. The majority of asbestos cases pending in which we are a defendant do not include a specific dollar claim for damages. In the cases that do include specific dollar claims for damages, the complaint typically includes a monetary claim for compensatory damages and a separate monetary claim in an equal amount for punitive damages, and does not attempt to allocate the total monetary claim among the various defendants.

The number of asbestos cases pending at March 31, 2016, is presented below:

March 31, 2016
Cases with specific dollar claims for damages:
Claims up to $0.2	119
Claims above $0.2 to $5.0	6
Claims above $5.0 to $15.0	2
Claims above $15.0 to $20.0	2
Total claims with specific dollar claims for damages (a)	129
Cases without a specific dollar claim for damages	221
Total asbestos cases pending	350

(a)	Involve a total of 2,329 plaintiffs and 16,681 defendants

In each case, the amount described is per plaintiff against all of the defendants, collectively. Thus, it usually is not possible at the outset of a case to determine the specific dollar amount of a claim against us. In fact, it usually is not even possible at the outset to determine which of the plaintiffs actually will pursue a claim against us. Typically, that can only be determined through written interrogatories or other discovery after a case has been filed. Therefore, in a case involving multiple plaintiffs and multiple defendants, we initially only account for the lawsuit as one claim. After we have determined through discovery whether a particular plaintiff will pursue a claim, we make an appropriate adjustment to statistically account for that specific claim. It has been our experience that only a small percentage of asbestos plaintiffs ultimately identify us as a target defendant from whom they actually seek damages and most of these claims ultimately are either dismissed or settled for a small fraction of the damages initially claimed. Asbestos-related claims information in the three months ended March 31, 2016 and 2015 is presented below:

	Three Months Ended March 31,
	2016	2015
New Claims Filed	13	16
Pending Claims Disposed Of	46	17
Total Amount Paid in Settlements	$0.3	$0.1

Since the onset of asbestos claims against us in 1990, five asbestos claims against us have proceeded to trial in four separate cases. All five concluded with a verdict in our favor. We continue to vigorously defend the asbestos claims. Based upon present knowledge, and the factors above, we believe it is unlikely that the resolution in the aggregate of the asbestos claims against us will have a materially adverse effect on our consolidated results of operations, cash flows or financial condition. However, predictions about the outcome of pending litigation, particularly claims alleging asbestos exposure, are subject to substantial uncertainties. These uncertainties include (1) the significantly variable rate at which new claims may be filed, (2) the effect of bankruptcies of other companies currently or historically defending asbestos claims, (3) the litigation process from jurisdiction to jurisdiction and from case to case, (4) the type and severity of the disease each claimant alleged to suffer, and (5) the potential for enactment of legislation affecting asbestos litigation.

As previously reported, in September and October 2008 and again in July 2010, several companies filed purported class actions in the United States District Court for the Northern District of Illinois against nine steel manufacturers, including us. The case numbers for these actions are 08CV5214, 08CV5371, 08CV5468, 08CV5633, 08CV5700, 08CV5942, 08CV6197 and 10CV04236. On December 28, 2010, another action, case number 32,321, was filed in state court in the Circuit Court for Cocke County, Tennessee. The defendants removed the Tennessee case to federal court and in March 2012 it was transferred to the Northern District of Illinois. The plaintiffs in the various pending actions are companies that purport to have purchased steel products, directly or indirectly, from one or more of the defendants and they claim to file the actions on behalf of all persons and entities who purchased steel products for delivery or pickup in the United States from any of the named defendants at any time from at least as early as January 2005. The complaints allege that the defendant steel producers have conspired in violation of antitrust laws to restrict output and to fix, raise, stabilize and maintain artificially high prices for steel products in the United States. In March 2014, we reached an agreement with the direct purchaser plaintiffs to tentatively settle the claims asserted against us, subject to certain court approvals below. According to that settlement, we agreed to pay $5.8 to the plaintiff class of direct purchasers in exchange for the members of that class to completely release all claims. We continue to believe that the claims made against us lack any merit, but we elected to enter the settlement to avoid the ongoing expense of defending ourself in this protracted and expensive antitrust litigation. We provided notice of the proposed settlement to members of the settlement class. After several class members received the notice, they elected to opt out of the class settlement. Following a fairness hearing, on October 21, 2014 the Court entered an order and judgment approving the settlement and dismissing all of the direct plaintiffs’ claims against us with prejudice as to the settlement class. In 2014, we recorded a charge for the amount of the tentative settlement with the direct purchaser plaintiff class and paid that amount into an escrow account, which has now been disbursed in accordance with the order that approved the settlement. At this time, we do not have adequate information available to determine that a loss is probable or to reliably or accurately estimate the potential loss, if any, with respect to the remaining indirect purchaser plaintiff class members and any direct purchaser class members that have opted out of the class (hereinafter collectively referred to as the “Remaining Plaintiffs”). Because we have been unable to determine that a potential loss in this case for the Remaining Plaintiffs is probable or estimable, we have not recorded an accrual for this matter. If our assumptions used to evaluate a probable or estimable loss for the Remaining Plaintiffs prove to be incorrect or change, we may be required to record a charge for their claims.

As previously reported, on January 20, 2010, ArcelorMittal France and ArcelorMittal Atlantique et Lorraine (collectively “ArcelorMittal”) filed an action in the United States District Court for the District of Delaware, Case No. 10-050-SLR against us, Dearborn, and Wheeling-Nisshin Inc., whom Dearborn indemnified in this action. By virtue of our responsibility as a successor-in-interest to Dearborn and an indemnitor of Wheeling-Nisshin Inc, we now have complete responsibility for the defense of this action. The three named defendants are collectively referred to hereafter as “we” or “us”, though the precise claims against each separate defendant may vary. The complaint alleges that we are infringing the claims of U.S. Patent No. 6,296,805 (the “Patent”) in making pre-coated cold-rolled boron steel sheet and seeks injunctive relief and unspecified compensatory damages. We filed an answer denying ArcelorMittal’s claims and raised various affirmative defenses. We also filed counterclaims against ArcelorMittal for a declaratory judgment that we are not infringing the Patent and that the Patent is invalid. Subsequently, the trial court separated the issues of liability and damages. The case proceeded with a trial to a jury on the issue of liability during the week of January 15, 2011. The jury returned a verdict that we did not infringe the Patent and that the Patent was invalid. Judgment then was entered in our favor. ArcelorMittal filed an appeal with the United States Court of Appeals for the Federal Circuit. On November 30, 2012, the court of appeals issued a decision reversing certain findings related to claim construction and the validity of the Patent and remanded the case to the trial court for further proceedings. On January 30, 2013, ArcelorMittal filed a motion for rehearing with the court of appeals. On March 20, 2013, the court of appeals denied ArcelorMittal’s motion for rehearing. The case then was remanded to the trial court for further proceedings. On April 16, 2013, according to a petition previously filed by ArcelorMittal and ArcelorMittal USA LLC, the U.S. Patent and Trademark Office (“PTO”) reissued the Patent as U.S. Reissue Patent RE44,153 (the “Reissued Patent”). Also on April 16, 2013, ArcelorMittal filed a second action against us in the United States District Court for the District of Delaware, Case Nos. 1:13-cv-00685 and 1:13-cv-00686 (collectively the “Second Action”). The complaint filed in the Second Action alleges that we are infringing the claims of the Reissued Patent and seeks injunctive relief and unspecified compensatory damages. On April 23, 2013, we filed a motion to dismiss key elements of the complaint filed in the Second Action. In addition, the parties briefed related non-infringement and claims construction issues in the original action. On October 25, 2013, the district court granted summary judgment in our favor, confirming that our product does not infringe the original Patent or the Reissued Patent. The court further ruled that ArcelorMittal’s Reissued Patent was invalid due to ArcelorMittal’s deliberate violation of a statutory prohibition on broadening a patent through reissue more than two years after the original Patent was granted and that the original Patent had been surrendered when the Reissued Patent was issued and thus is no longer in effect. Final Judgment was entered on October 31, 2013. On November 6, 2013, ArcelorMittal filed a motion to clarify or, in the alternative, to alter or amend the October 31, 2013 judgment. We opposed the motion. On December 5, 2013, the court issued a memorandum and order denying the motion and entered final judgment in our favor, and against ArcelorMittal, specifically ruling that all claims of ArcelorMittal’s Reissued Patent are invalid as violative of 35 U.S.C. §251(d). On December 30, 2013, ArcelorMittal filed notices of appeal to the Federal Circuit Court of Appeals. The appeal has been fully briefed and the court of appeals held a hearing on November 4, 2014. On May 12, 2015, the Federal Circuit issued its decision affirming in part and reversing in part the trial court’s decision and remanding the case for further proceedings. The Federal Circuit ruled that 23 of the 25 claims of the Reissued Patent were improperly broadened and therefore invalid. However, the Federal Court found that the district court erred in invalidating the remaining two claims and remanded the case for further proceedings before the district court. Following the remand, ArcelorMittal filed a motion in the trial court for leave to amend the Second Action to assert additional patent infringement claims based on another, related patent that the PTO issued on June 10, 2014, No. RE44,940 (Second Reissue Patent). It also filed a motion to dismiss the original action on the grounds that it is now moot in light of the Court of Appeals’ last ruling. We opposed both of those motions. In addition, we filed separate motions for summary judgment in the original action on the grounds of non-infringement and invalidity. A hearing on all motions was held on October 27, 2015. On December 4, 2015, the district court issued an order granting our motion for summary judgment that neither of the remaining claims of the Reissued Patent are infringed and both are invalid as obvious. The court therefore entered final judgment in favor of the defendants in the original case. In the court’s order, the judge also granted ArcelorMittal’s motion to file a first amended complaint in the Second Action, alleging we are infringing the claims of the Second Reissue Patent, which we deny. On December 21, 2015, ArcelorMittal filed a notice of appeal from the district court’s December 4, 2015, final judgment. On January 20, 2016, we filed a motion to dismiss the amended complaint in the Second Action, or in the alternative, a motion to stay pending a resolution of the appeal in the original case. On April 19, 2016, the district court issued an order denying our motion and ordering limited discovery. The court also set a status conference on June 21, 2016. We intend to continue to contest this matter vigorously. At this time, we have not made a determination that a loss is probable and we do not have adequate information to reliably or accurately estimate potential loss if ArcelorMittal prevails in its appeal in this dispute. Because we have been unable to determine that the potential loss in this case is probable or estimable, we have not recorded an accrual for this matter. If our assumptions used to evaluate whether a loss in this matter is either probable or estimable prove to be incorrect or change, we may be required to record a liability for an adverse outcome.

As previously reported, on June 13, 2013, Cliffs Sales Company (“Cliffs”) filed an action in the United States District Court for the Northern District of Ohio, Civil Action No. 1:13 cv 1308, against us pertaining to Dearborn Works. Cliffs claims that we breached a May 21, 2008, Agreement for Sale of Reclaimed Iron Units, as amended (the “Iron Unit Agreement”). Cliffs claims that we breached the Iron Unit Agreement by failing to purchase the required amount of pellets, chips and fines as allegedly required. We filed an answer denying the material allegations of the complaint and asserting several affirmative defenses. In January of 2014, the presiding judge ordered a stay of the proceedings. It is anticipated that the stay of the litigation may be lifted and discovery may re-commence in the near future. We intend to contest this matter vigorously. At this time, we have not made a determination that a loss is probable and do not have adequate information to reliably or accurately estimate our potential loss if Cliffs prevails in this lawsuit. Because we have been unable to determine that a loss is probable or estimable, we have not recorded an accrual. If our assumptions used to evaluate whether a loss in this matter is either probable or estimable prove to be incorrect or change, we may be required to record a liability for an adverse outcome.

Trade Cases

Corrosion-Resistant Steel

On June 3, 2015, we, along with five other domestic producers, filed anti-dumping (“AD”) and countervailing duty (“CVD”) petitions against imports of corrosion-resistant steel (“CORE”) from China, India, Italy, South Korea and Taiwan. The petitions allege that unfairly traded imports of CORE from those five countries are causing material injury to the domestic industry. The United States Department of Commerce (“DOC”) initiated its investigations on June 24, 2015. On July 16, 2015, the International Trade Commission (“ITC”) made a unanimous preliminary determination of injury to the domestic industry caused by imports of CORE from all five countries. On October 30, 2015, the DOC determined that China, Italy and South Korea significantly increased their product shipments into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. This “critical circumstances” determination allows the DOC to impose CVD and AD duties retroactively beginning from the date that is approximately 90 days before the respective date of the DOC’s preliminary determination of CVD and AD duties. On November 2, 2015, the DOC preliminarily determined that imports of CORE from China, India, Italy and South Korea are benefiting from unfair government subsidies and should be subject to CVD duties. The critical circumstances determination allows the DOC to impose CVD duties on imports from China, India and South Korea retroactively from August 4, 2015. On December 23, 2015, the DOC also preliminarily determined that imports of CORE from China, India, Italy and South Korea are being sold at less-than-fair-value and should be subject to AD duties. The critical circumstances determination allows the DOC to impose AD duties on imports from China, India and South Korea retroactively from October 6, 2015. Estimated AD duties resulting from those preliminary determinations by the DOC are generally added to the estimated CVD duties. As a result of these preliminary CVD and AD determinations, importers are required to post cash deposits with the U.S. government on imports of CORE from these countries as presented below:

Country	Corrosion-Resistant CVD Margins	Corrosion-Resistant AD Margins
China	235.66% – 26.26%	255.8%
India	7.71% – 2.85%	6.92% – 6.64%
Italy	38.41% – 0.00%	3.11% – 0.00%
South Korea	1.37% – 0.00%	3.51% – 2.99%

For Taiwan, the DOC found no dumping margin and that countervailable government subsidies did not exceed the de minimus level of one percent. All preliminary duties remain in effect until the DOC issues final determinations. We expect final determinations of whether dumping, subsidization and injury have occurred to be issued by the end of the second quarter of 2016.

Cold-Rolled Steel

On July 28, 2015, we, along with four other domestic producers, filed AD petitions against imports of cold-rolled steel from Brazil, China, India, Japan, the Netherlands, Russia, South Korea and the United Kingdom, as well as CVD petitions against imports of cold-rolled steel from Brazil, China, India, Russia and South Korea. The petitions allege that unfairly traded imports of cold-rolled steel from those eight countries are causing material injury to the domestic industry. The DOC initiated its investigations on August 17, 2015. On September 10, 2015, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of cold-rolled steel from Brazil, China, India, Japan, Russia, South Korea and the United Kingdom. The ITC also determined that imports of cold-roll steel from the Netherlands were “negligible” (i.e., less than 3% of total imports of cold-rolled steel during the preceding twelve-month period), and terminated the investigation of imports from the Netherlands. In addition, in October 2015, we and the other petitioners filed critical circumstances allegations against certain foreign producers of cold-rolled steel asserting that those foreign producers significantly increased their shipments of products into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. On December 16, 2015, the DOC preliminarily determined that imports of cold-rolled steel from Brazil, China, India and Russia are benefiting from unfair government subsidies and should be subject to CVD duties. For South Korea, the DOC found that countervailable government subsidies did not exceed the de minimus level of one percent. The DOC also preliminarily determined that critical circumstances exist for imports of certain cold-rolled steel from China. The DOC’s critical circumstances preliminary determination allows the DOC to impose CVD duties on certain cold-rolled steel imports from China retroactively from September 22, 2015. On March 1, 2016, the DOC also preliminarily determined that imports of cold-rolled steel from Brazil, China, India, Japan, Russia, South Korea and the United Kingdom are being sold at less-than-fair-value and should be subject to AD duties. On April 7, 2016, the DOC issued a revised preliminary AD determination for Brazil to correct a ministerial error. The critical circumstances determination allows the DOC to impose AD duties on imports from China retroactively from December 8, 2015. Estimated AD duties resulting from those preliminary determinations by the DOC are generally added to the estimated CVD duties. As a result of these preliminary CVD and AD determinations, importers are required to post cash deposits with the U.S. government on imports of cold-rolled steel from these countries as presented below:

Country	Cold-Rolled CVD Margins	Cold-Rolled AD Margins
Brazil	7.42%	35.43% – 20.84%
China	227.29%	265.79%
India	4.45%	6.78%
Japan	NA	71.35%
Russia	6.33% – 0.00%	16.89% – 12.62%
South Korea	0.00%	6.89% – 2.17%
United Kingdom	NA	31.39% – 5.79%

We expect final determinations of whether dumping, subsidization and injury have occurred to be issued by the end of the third quarter of 2016.

Hot-Rolled Steel

On August 11, 2015, we, along with five other domestic producers, filed AD petitions against imports of hot-rolled steel from Australia, Brazil, Japan, the Netherlands, South Korea, Turkey and the United Kingdom, as well as CVD petitions against imports of hot-rolled steel from Brazil, South Korea and Turkey. The petitions allege that unfairly traded imports of hot-rolled steel from those seven countries are causing material injury to the domestic industry. The DOC initiated its investigations on September 1, 2015. On September 24, 2015, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of hot-rolled steel from all seven countries. In addition, in October 2015, we and the other petitioners filed critical circumstances allegations against certain foreign producers of hot-rolled steel asserting that those foreign producers significantly increased their shipments of products into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. On December 9, 2015, the DOC preliminarily determined that critical circumstances exist for imports of certain hot-rolled steel from Brazil. On January 11, 2016, the DOC preliminarily determined that imports of hot-rolled steel from Brazil are benefiting from unfair government subsidies and should be subject to CVD duties. For South Korea and Turkey, the DOC found that countervailable government subsidies did not exceed the de minimus level of one percent. As a result of the preliminary CVD determination, importers are required to post cash deposits with the U.S. government on imports of hot-rolled steel from Brazil. The DOC’s critical circumstances preliminary determination also allows the DOC to impose CVD duties on certain hot-rolled steel imports from Brazil retroactively from October 13, 2015. On March 15, 2016, the DOC also preliminarily determined that imports of hot-rolled steel from Australia, Brazil, Netherlands, Japan, South Korea, Turkey and the United Kingdom are being sold at less-than-fair-value and should be subject to AD duties. The critical circumstances determination allows the DOC to impose AD duties on imports from Brazil retroactively from December 23, 2015. Estimated AD duties resulting from those preliminary determinations by the DOC are generally added to the estimated CVD duties. As a result of these preliminary CVD and AD determinations, importers are required to post cash deposits with the U.S. government on imports of hot-rolled steel from these countries as presented below:

Country	Hot-Rolled CVD Margins	Hot-Rolled AD Margins
Australia	NA	23.25%
Brazil	7.42%	34.28% – 33.91%
Netherlands	NA	5.07%
Japan	NA	11.29% – 6.79%
South Korea	0.00%	7.33% – 3.97%
Turkey	0.00%	7.07% – 5.24%
United Kingdom	NA	49.05%

We expect final determinations of whether dumping, subsidization and injury have occurred to be issued by the end of the third quarter of 2016.

Stainless Steel

On February 12, 2016, we, along with three other domestic producers, filed AD and CVD petitions against imports of stainless steel from China. The petitions allege that unfairly traded imports of stainless steel from China are causing material injury to the domestic industry. The DOC initiated its investigations on March 4, 2016. On March 25, 2016, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of stainless steel from China. We expect the DOC to make preliminary determinations about subsidies and dumping by the end of the third quarter of 2016, and impose preliminary duties. If the DOC imposes preliminary duties, covered importers would be required to post cash deposits to the U.S. government covering those duties beginning as of the date of the preliminary determination. Those preliminary duties would remain in effect until the DOC issues final determinations. We expect the entire investigation to take approximately one year, with final determinations of whether dumping, subsidization, and injury have occurred likely issued in the first quarter of 2017.

Grain-Oriented Electrical Steel

On September 18, 2013, we, along with another domestic producer and the United Steelworkers (collectively, the “Petitioners”), filed trade cases against imports of grain-oriented electrical steel (“GOES”) from seven countries. We filed AD petitions against China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea and a CVD petition against China charging that unfairly traded imports of GOES from those seven countries are causing material injury to the domestic industry. The DOC initiated the cases on October 24, 2013. On November 19, 2013, the ITC made a preliminary determination that there is a reasonable indication that GOES imports caused or threaten to cause material injury. On May 5, 2014, the DOC issued preliminary determinations that imports of GOES from China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea are being dumped in the United States. On July 17, 2014, the DOC issued final dumping determinations for imports of GOES from Germany, Japan and Poland, affirming the preliminary dumping margins for these three countries. As a result of the preliminary dumping determinations on China, the Czech Republic, Russia and South Korea, and the final dumping determinations on Germany, Japan and Poland, importers were required to post cash deposits with U.S. Customs and Border Protection on imports of GOES from these seven countries (in addition to any deposits required by the preliminary affirmative CVD determinations). The DOC also reached affirmative preliminary critical circumstances findings for Poland and Russia. The ITC issued its final determination for imports of GOES from China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea in separate decisions issued on August 27, 2014 and October 23, 2014. In each of these decisions, the ITC determined in a 5-1 vote that the United States steel industry is neither materially injured nor threatened with material injury by those imports. These two ITC decisions nullify the DOC’s preliminary assessment of dumping duties on GOES imports from each of the countries in the filed trade petition, as well as a CVD determination for China. On September 16, 2014, the Petitioners filed an appeal of the ITC’s August 27, 2014, decision to the Court of International Trade (the “CIT”), and on November 13, 2014, the Petitioners filed an appeal of the ITC’s October 23, 2014, decision to the CIT. The CIT consolidated those two appeals into a single appeal. The parties have fully briefed the appeal and are awaiting the decision by the CIT.

Other Contingencies

In addition to the matters we discussed above, there are various pending and potential claims against us and our subsidiaries involving product liability, commercial, employee benefits and other matters arising in the ordinary course of business. Because of the considerable uncertainties which exist for any claim, it is difficult to reliably or accurately estimate what would be the amount of a loss if a claimant prevails. If material assumptions or factual understandings we rely on to evaluate exposure for these contingencies prove to be inaccurate or otherwise change, we may be required to record a liability for an adverse outcome. If, however, we have reasonably evaluated potential future liabilities for all of these contingencies, including those described more specifically above, it is our opinion, unless we otherwise noted, that the ultimate liability from these contingencies, individually and in the aggregate, should not have a material effect on our consolidated financial position, results of operations or cash flows.

Environmental and Legal Contingencies

Environmental Contingencies

Domestic steel producers, including us, must follow stringent federal, state and local laws and regulations designed to protect human health and the environment. We have spent the following amounts over the past three years for environmental-related capital investments and environmental compliance:

	2015	2014	2013
Environmental-related capital investments	$7.1	$7.2	$1.6
Environmental compliance costs	133.2	112.4	101.1

We and our predecessors have been manufacturing steel and related operations since 1900. Although we believe our operating practices have been consistent with prevailing industry standards, hazardous materials may have been released at one or more operating sites or third-party sites in the past, including operating sites that we no longer own. If we reasonably can, we have estimated potential remediation expenditures for those sites where future remediation efforts are probable based on identified conditions, regulatory requirements or contractual obligations arising from the sale of a business or facility. For sites involving government-required investigations, we typically make an estimate of potential remediation expenditures only after the investigation is complete and when we better understand the nature and scope of the remediation. In general, the material factors in these estimates include the costs associated with investigations, delineations, risk assessments, remedial work, governmental response and oversight, site monitoring, and preparation of reports to the appropriate environmental agencies. We recorded the following liabilities for environmental matters on our condensed consolidated balance sheets:

	2015	2014
Accrued liabilities	$5.6	$17.6
Other non-current liabilities	41.1	32.7

We cannot predict the ultimate costs for each site with certainty because of the evolving nature of the investigation and remediation process. Rather, to estimate the probable costs, we must make certain assumptions. The most significant of these assumptions is for the nature and scope of the work that will be necessary to investigate and remediate a particular site and the cost of that work. Other significant assumptions include the cleanup technology that will be used, whether and to what extent any other parties will participate in paying the investigation and remediation costs, reimbursement of past response and future oversight costs by governmental agencies, and the reaction of the governing environmental agencies to the proposed work plans. Costs for future investigation and remediation are not discounted to their present value. If we have been able to reasonably estimate future liabilities, we do not believe that there is a reasonable possibility that we will incur a loss or losses that exceed the amounts we accrued for the environmental matters discussed below that would, either individually or in the aggregate, have a material adverse effect on our consolidated financial condition, results of operations or cash flows. However, since we recognize amounts in the consolidated financial statements in accordance with accounting principles generally accepted in the United States that exclude potential losses that are not probable or that may not be currently estimable, the ultimate costs of these environmental proceedings may be higher than the liabilities we currently have recorded in our consolidated financial statements.

Except as we expressly note below, we do not currently anticipate any material effect on our consolidated financial position, results of operations or cash flows as a result of compliance with current environmental regulations. Moreover, because all domestic steel producers operate under the same federal environmental regulations, we do not believe that we are more disadvantaged than our domestic competitors by our need to comply with these regulations. Some foreign competitors may benefit from less stringent environmental requirements in the countries where they produce, resulting in lower compliance costs for them and providing those foreign competitors with a cost advantage on their products.

According to the Resource Conservation and Recovery Act (“RCRA”), which governs the treatment, handling and disposal of hazardous waste, the United States Environmental Protection Agency (“EPA”) and authorized state environmental agencies may conduct inspections of RCRA-regulated facilities to identify areas where there have been releases of hazardous waste or hazardous constituents into the environment and may order the facilities to take corrective action to remediate such releases. Environmental regulators may inspect our major steelmaking facilities. While we cannot predict the future actions of these regulators, it is possible that they may identify conditions in future inspections of these facilities which they believe require corrective action.

Under authority from the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the EPA and state environmental authorities have conducted site investigations at certain of our facilities and other third-party facilities, portions of which previously may have been used for disposal of materials that are currently regulated. The results of these investigations are still pending, and we could be directed to spend funds for remedial activities at the former disposal areas. Because of the uncertain status of these investigations, however, we cannot reliably predict whether or when such spending might be required or their magnitude.

As previously reported, on July 27, 2001, we received a Special Notice Letter from the EPA requesting that we agree to conduct a Remedial Investigation/Feasibility Study (“RI/FS”) and enter an administrative order on consent pursuant to Section 122 of CERCLA regarding our former Hamilton Plant located in New Miami, Ohio. The Hamilton Plant ceased operations in 1990, and all of its former structures have been demolished and removed. Although we did not believe that a site-wide RI/FS was necessary or appropriate, in April 2002 we entered a mutually agreed-upon administrative order on consent to perform a RI/FS of the Hamilton Plant site. We submitted the investigation portion of the RI/FS, and we completed a supplemental study in 2014. We currently have accrued $0.7 for the remaining cost of the RI/FS. Until the RI/FS is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously reported, on September 30, 1998, our predecessor, Armco Inc., received an order from the EPA under Section 3013 of RCRA requiring it to develop a plan for investigation of eight areas of our Mansfield Works that allegedly could be sources of contamination. A site investigation began in November 2000 and is continuing. We cannot reliably estimate at this time how long it will take to complete this site investigation. We currently have accrued approximately $1.1 for the projected cost of the study. Until the site investigation is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously noted, on September 26, 2012, the EPA issued an order under Section 3013 of RCRA requiring us to develop a plan for investigation of four areas at our Ashland Works coke plant. We submitted a Sampling and Analysis Plan (“SAP”) to the EPA on October 25, 2012, and revised it most recently on May 29, 2014. The EPA approved it on June 27, 2014. We completed Phase I of the SAP and submitted a report to the EPA on December 23, 2014. We cannot reliably estimate at this time how long it will take to complete the site investigation. We currently have accrued approximately $0.5 for the projected cost of the investigation. Until the site investigation is complete, we cannot reliably estimate the additional costs, if any, we may incur for potentially required remediation of the site or when we may incur them.

As previously reported, on August 3, 2011, September 29, 2011, and June 28, 2012, the EPA issued a Notice of Violations (“NOV”) for our Middletown Works coke plant, alleging violations of pushing and combustion stack limits. We are investigating these claims and working with the EPA to attempt to resolve them. We believe we will reach a settlement in this matter, but cannot be certain that a settlement will be reached and cannot reliably estimate at this time how long it will take to reach a settlement or what all of its terms might be. We will vigorously contest any claims which cannot be resolved through a settlement. Until we have reached a settlement with the EPA or the NOV claims are resolved, we cannot reliably estimate the costs, if any, we may incur for potentially required operational changes at the battery or when we may incur them.

As previously reported, on July 15, 2009, we and the Pennsylvania Department of Environmental Protection (“PADEP”) entered a Consent Order and Agreement (the “Consent Order”) to resolve an alleged unpermitted discharge of wastewater from the closed Hillside Landfill at our former Ambridge Works. Under the terms of the Consent Order, we paid a penalty and also agreed to implement various corrective actions, including an investigation of the area where landfill activities occurred, submission of a plan to collect and treat surface waters and seep discharges, and upon approval from PADEP, implementation of that plan. We have accrued approximately $5.5 for the remedial work required under the approved plan and Consent Order. We submitted a National Pollution Discharge Elimination System (“NPDES”) permit application to move to the next phase of the work. We currently estimate that the remaining work will be completed in 2018, though it may be delayed.

As previously reported, on June 29, 2000, the United States filed a complaint on behalf of the EPA against us in the U.S. District Court for the Southern District of Ohio, Case No. C-1-00530, alleging violations of the Clean Air Act, the Clean Water Act and RCRA at our Middletown Works. Subsequently, the State of Ohio, the Sierra Club and the National Resources Defense Council intervened. On May 15, 2006, the court entered a Consent Decree in Partial Resolution of Pending Claims (the “Consent Decree”). Under the Consent Decree, we paid a civil penalty and performed a supplemental environmental project to remove ozone-depleting refrigerants from certain equipment. We further agreed to undertake a comprehensive RCRA facility investigation at Middletown Works and, as appropriate, complete a corrective measures study. The Consent Decree required us to implement certain RCRA corrective action interim measures to address polychlorinated biphenyls (“PCBs”) in sediments and soils at Dicks Creek and certain other specified surface waters, adjacent floodplain areas and other previously identified geographic areas. We have completed the remedial activity at Dicks Creek, but continue to work on the RCRA facility investigation and certain interim measures. We have accrued approximately $16.2 for the cost of known work required under the Consent Decree for the RCRA facility investigation and remaining interim measures.

As previously reported, on October 17, 2012, the EPA issued an NOV and Notice of Intent to File a Civil Administrative Complaint to our Mansfield Works alleging violations of RCRA primarily for our management of electric arc furnace dust at the facility. We are investigating these claims and working with the EPA to attempt to resolve them. The NOV proposed a civil penalty of approximately $0.3. However, on March 23, 2015, the EPA reduced its penalty demand to $0.1. We believe we will reach a settlement in this matter, but cannot be certain that a settlement will be reached and cannot reliably estimate at this time how long it will take to reach a settlement or what all of its terms might be. We will vigorously contest any claims that a settlement cannot resolve.

As previously reported, on May 12, 2014, the Michigan Department of Environmental Quality (“MDEQ”) issued to our Dearborn Works (then a part of Dearborn) an Air Permit to Install No. 182-05C (the “PTI”) to increase the emission limits for the blast furnace and other emission sources. The PTI was issued as a correction to a prior permit to install that did not include certain information during the prior permitting process. On July 10, 2014, the South Dearborn Environmental Improvement Association (“SDEIA”), Detroiters Working for Environmental Justice, Original United Citizens of Southwest Detroit and the Sierra Club filed a Claim of Appeal of the PTI in the State of Michigan, Wayne County Circuit, Case No. 14-008887-AA. Appellants and the MDEQ required the intervention of Dearborn (now owned by us) in this action as an additional appellee. The appellants allege multiple deficiencies with the PTI and the permitting process. On October 9, 2014, the appellants filed a Motion for Peremptory Reversal of the MDEQ’s decision to issue the PTI. We believe that the MDEQ issued the PTI properly in compliance with applicable law and will vigorously contest this appeal. On October 17, 2014, we filed a motion to dismiss the appeal. Additionally, on December 15, 2014, we filed a motion to dismiss the appeal for lack of jurisdiction. At the conclusion of a hearing on all three motions on February 12, 2015, all three motions were denied. On March 18, 2015, we filed an application for leave to appeal to the Michigan Court of Appeals seeking to overturn the decision of the Circuit Court denying our motion to dismiss for lack of jurisdiction. On August 27, 2015, the Michigan Court of Appeals granted our application for leave to appeal. Until the appeal is resolved, we cannot determine what the ultimate permit limits will be. Until the permit limits are determined and final, we cannot reliably estimate the costs, if any, that we may incur if the appeal causes the permit limits to change, nor can we determine if the costs will be material or when we would incur them.

As previously reported, on August 21, 2014, the SDEIA filed a Complaint under the Michigan Environmental Protection Act (“MEPA”) in the State of Michigan, Wayne County Circuit Case No. 14-010875-CE. The plaintiffs allege that the air emissions from our Dearborn Works are impacting the air, water and other natural resources, as well as the public trust in such resources. The plaintiffs are requesting, among other requested relief, that the court assess and determine the sufficiency of the PTI’s limitations. On October 15, 2014, the court ordered a stay of the proceedings until a final order is issued in Wayne County Circuit Court Case No. 14-008887-AA (discussed above). When the proceedings resume, we will vigorously contest these claims. Until the claims in this Complaint are resolved, we cannot reliably estimate the costs we may incur, if any, or when we would incur them.

As previously reported, on April 27, 2000, MDEQ issued a RCRA Corrective Action Order No. 111-04-00-07E to Rouge Steel Company and Ford Motor Company for the property that includes our Dearborn Works. The Corrective Action Order has been amended five times. We are a party to the Corrective Action Order as the successor-in-interest to Dearborn, which was the successor-in-interest to Rouge Steel Company. The Corrective Action Order requires the site-wide investigation, and where appropriate, remediation of the facility. The site investigation and remediation is ongoing. We cannot reliably estimate at this time how long it will take to complete this site investigation and remediation. To date, Ford Motor Company has incurred most of the costs of the investigation and remediation due to its prior ownership of the steelmaking operations at Dearborn Works. Until the site investigation is complete, we cannot reliably estimate the additional costs we may incur, if any, for any potentially required remediation of the site or when we may incur them.

As previously reported, on August 29, 2013, the West Virginia Department of Environmental Protection (“WVDEP”) issued to Mountain State Carbon a renewal NPDES permit for wastewater discharge from the facility to the Ohio River. The new NPDES permit included numerous new, and more stringent, effluent limitations. On October 7, 2013, Mountain State Carbon appealed the permit to the Environmental Quality Board, Appeal No. 13-25-EQB. On February 10, 2016, we reached a partial settlement with WVDEP and we will vigorously contest the claims that were not resolved. Until the permit limits are determined and final, we cannot reliably estimate the costs that we will incur, if any, if the appeal causes the permit limits to change, or when we may incur the costs.

In addition to the foregoing matters, we are or may be involved in proceedings with various regulatory authorities that may require us to pay fines, comply with more rigorous standards or other requirements or incur capital and operating expenses for environmental compliance. We believe that the ultimate disposition of the proceedings will not have, individually or in the aggregate, a material adverse effect on our consolidated financial condition, results of operations or cash flows.

Legal Contingencies

As previously reported, since 1990 we have been named as a defendant in numerous lawsuits alleging personal injury as a result of exposure to asbestos. The great majority of these lawsuits have been filed on behalf of people who claim to have been exposed to asbestos while visiting the premises of one of our current or former facilities. The majority of asbestos cases pending in which we are a defendant do not include a specific dollar claim for damages. In the cases that do include specific dollar claims for damages, the complaint typically includes a monetary claim for compensatory damages and a separate monetary claim in an equal amount for punitive damages, and does not attempt to allocate the total monetary claim among the various defendants.

The number of asbestos cases pending at December 31, 2015, is presented below:

Asbestos Cases Pending at
December 31, 2015
Cases with specific dollar claims for damages:
Claims up to $0.2	122
Claims above $0.2 to $5.0	5
Claims above $5.0 to $15.0	2
Claims above $15.0 to $20.0	2
Total claims with specific dollar claims for damages (a)	131
Cases without a specific dollar claim for damages	252
Total asbestos cases pending	383

(a)	Involve a total of 2,331 plaintiffs and 17,116 defendants

In each case, the amount described is per plaintiff against all of the defendants, collectively. Thus, it usually is not possible at the outset of a case to determine the specific dollar amount of a claim against us. In fact, it usually is not even possible at the outset to determine which of the plaintiffs actually will pursue a claim against us. Typically, that can only be determined through written interrogatories or other discovery after a case has been filed. Therefore, in a case involving multiple plaintiffs and multiple defendants, we initially only account for the lawsuit as one claim. After we have determined through discovery whether a particular plaintiff will pursue a claim, we make an appropriate adjustment to statistically account for that specific claim. It has been our experience that only a small percentage of asbestos plaintiffs ultimately identify us as a target defendant from whom they actually seek damages and most of these claims ultimately are either dismissed or settled for a small fraction of the damages initially claimed. Asbestos-related claims information in 2015, 2014 and 2013, is presented below:

	2015	2014	2013
New Claims Filed	52	50	42
Pending Claims Disposed Of	68	90	39
Total Amount Paid in Settlements	$1.9	$0.7	$1.0

Since the onset of asbestos claims against us in 1990, five asbestos claims against us have proceeded to trial in four separate cases. All five concluded with a verdict in our favor. We continue to vigorously defend the asbestos claims. Based upon present knowledge, and the factors above, we believe it is unlikely that the resolution in the aggregate of the asbestos claims against us will have a materially adverse effect on our consolidated results of operations, cash flows or financial condition. However, predictions about the outcome of pending litigation, particularly claims alleging asbestos exposure, are subject to substantial uncertainties. These uncertainties include (1) the significantly variable rate at which new claims may be filed, (2) the effect of bankruptcies of other companies currently or historically defending asbestos claims, (3) the litigation process from jurisdiction to jurisdiction and from case to case, (4) the type and severity of the disease each claimant alleged to suffer, and (5) the potential for enactment of legislation affecting asbestos litigation.

As previously reported, in September and October 2008 and again in July 2010, several companies filed purported class actions in the United States District Court for the Northern District of Illinois against nine steel manufacturers, including us. The case numbers for these actions are 08CV5214, 08CV5371, 08CV5468, 08CV5633, 08CV5700, 08CV5942, 08CV6197 and 10CV04236. On December 28, 2010, another action, case number 32,321, was filed in state court in the Circuit Court for Cocke County, Tennessee. The defendants removed the Tennessee case to federal court and in March 2012 it was transferred to the Northern District of Illinois. The plaintiffs in the various pending actions are companies which purport to have purchased steel products, directly or indirectly, from one or more of the defendants and they claim to file the actions on behalf of all persons and entities who purchased steel products for delivery or pickup in the United States from any of the named defendants at any time from at least as early as January 2005. The complaints allege that the defendant steel producers have conspired in violation of antitrust laws to restrict output and to fix, raise, stabilize and maintain artificially high prices for steel products in the United States. In March 2014, we reached an agreement with the direct purchaser plaintiffs to tentatively settle the claims asserted against us, subject to certain court approvals below. According to that settlement, we agreed to pay $5.8 to the plaintiff class of direct purchasers in exchange for the members of that class to completely release all claims. We continue to believe that the claims made against us lack any merit, but we elected to enter the settlement to avoid the ongoing expense of defending ourself in this protracted and expensive antitrust litigation. We provided notice of the proposed settlement to members of the settlement class. After several class members received the notice, they elected to opt out of the class settlement. Following a fairness hearing, on October 21, 2014 the Court entered an order and judgment approving the settlement and dismissing all of the direct plaintiffs’ claims against us with prejudice as to the settlement class. In the first quarter of 2014, we recorded a charge for the amount of the tentative settlement with the direct purchaser plaintiff class and paid that amount into an escrow account, which has now been disbursed in accordance with the order that approved the settlement. At this time, we do not have adequate information available to determine that a loss is probable or to reliably or accurately estimate the potential loss, if any, with respect to the remaining indirect purchaser plaintiff class members and any direct purchaser class members that have opted out of the class (hereinafter collectively referred to as the “Remaining Plaintiffs”). Because we have been unable to determine that a potential loss in this case with respect to the Remaining Plaintiffs is probable or estimable, we have not recorded an accrual for this matter for them. If our assumptions used to evaluate whether a loss is either probable or estimable with respect to the Remaining Plaintiffs prove to be incorrect or change, we may be required to record a charge for their claims.

As previously reported, on January 20, 2010, ArcelorMittal France and ArcelorMittal Atlantique et Lorraine (collectively “ArcelorMittal”) filed an action in the United States District Court for the District of Delaware, Case No. 10-050-SLR against us, Dearborn, and Wheeling-Nisshin Inc., who is indemnified by Dearborn in this action. By virtue of our responsibility as a successor-in-interest to Dearborn and an indemnitor of Wheeling-Nisshin Inc, we now have complete responsibility for the defense of this action. The three named defendants are collectively referred to hereafter as “we” or “us”, though the precise claims against each separate defendant may vary. The complaint alleges that we are infringing the claims of U.S. Patent No. 6,296,805 (the “Patent”) in making pre-coated cold-rolled boron steel sheet and seeks injunctive relief and unspecified compensatory damages. We filed an answer denying ArcelorMittal’s claims and raised various affirmative defenses. We also filed counterclaims against ArcelorMittal for a declaratory judgment that we are not infringing the Patent and that the Patent is invalid. Subsequently, the trial court separated the issues of liability and damages. The case proceeded with a trial to a jury on the issue of liability during the week of January 15, 2011. The jury returned a verdict that we did not infringe the Patent and that the Patent was invalid. Judgment then was entered in our favor. ArcelorMittal filed an appeal with the United States Court of Appeals for the Federal Circuit. On November 30, 2012, the court of appeals issued a decision reversing certain findings related to claim construction and the validity of the Patent and remanded the case to the trial court for further proceedings. On January 30, 2013, ArcelorMittal filed a motion for rehearing with the court of appeals. On March 20, 2013, the court of appeals denied ArcelorMittal’s motion for rehearing. The case then was remanded to the trial court for further proceedings. On April 16, 2013, according to a petition previously filed by ArcelorMittal and ArcelorMittal USA LLC, the U.S. Patent and Trademark Office (“PTO”) reissued the Patent as U.S. Reissue Patent RE44,153 (the “Reissued Patent”). Also on April 16, 2013, ArcelorMittal filed a second action against us in the United States District Court for the District of Delaware, Case Nos. 1:13-cv-00685 and 1:13-cv-00686 (collectively the “Second Action”). The complaint filed in the Second Action alleges that we are infringing the claims of the Reissued Patent and seeks injunctive relief and unspecified compensatory damages. On April 23, 2013, we filed a motion to dismiss key elements of the complaint filed in the Second Action. In addition, the parties briefed related non-infringement and claims construction issues in the original action. On October 25, 2013, the district court granted summary judgment in our favor, confirming that our product does not infringe the original Patent or the Reissued Patent. The court further ruled that ArcelorMittal’s Reissued Patent was invalid due to ArcelorMittal’s deliberate violation of a statutory prohibition on broadening a patent through reissue more than two years after the original Patent was granted and that the original Patent had been surrendered when the Reissued Patent was issued and thus is no longer in effect. Final Judgment was entered on October 31, 2013. On November 6, 2013, ArcelorMittal filed a motion to clarify or, in the alternative, to alter or amend the October 31, 2013 judgment. We opposed the motion. On December 5, 2013, the court issued a memorandum and order denying the motion and entered final judgment in our favor, and against ArcelorMittal, specifically ruling that all claims of ArcelorMittal’s Reissued Patent are invalid as violative of 35 U.S.C. §251(d). On December 30, 2013, ArcelorMittal filed notices of appeal to the Federal Circuit Court of Appeals. The appeal has been fully briefed and the court of appeals held a hearing on November 4, 2014. On May 12, 2015, the Federal Circuit issued its decision affirming in part and reversing in part the trial court’s decision and remanding the case for further proceedings. The Federal Circuit ruled that 23 of the 25 claims of the Reissued Patent were improperly broadened and therefore invalid. However, the Federal Court found that the district court erred in invalidating the remaining two claims and remanded the case for further proceedings before the district court. Following the remand, ArcelorMittal filed a motion in the trial court for leave to amend the Second Action to assert additional patent infringement claims based on another, related patent that the PTO issued on June 10, 2014, No. RE44,940 (Second Reissue Patent). It also filed a motion to dismiss the original action on the grounds that it is now moot in light of the Court of Appeals’ last ruling. We opposed both of those motions. In addition, we filed separate motions for summary judgment in the original action on the grounds of non-infringement and invalidity. A hearing on all motions was held on October 27, 2015. On December 4, 2015, the district court issued an order granting our motion for summary judgment that both remaining claims of the Reissued Patent are not infringed and are invalid as obvious. The court therefore entered final judgment in favor of the defendants in the original case. In the court’s order, the judge also granted ArcelorMittal’s motion to file a first amended complaint in the Second Action, alleging we are infringing the claims of the Second Reissue Patent, which we deny. On December 21, 2015, ArcelorMittal filed a notice of appeal from the district court’s December 4, 2015, final judgment. On January 20, 2016, we filed a motion to dismiss the amended complaint in the Second Action, or in the alternative, a motion to stay pending a resolution of the appeal in the original case. We intend to continue to contest this matter vigorously. At this time, we have not made a determination that a loss is probable and we do not have adequate information to reliably or accurately estimate potential loss if ArcelorMittal prevails in its appeal in this dispute. Because we have been unable to determine that the potential loss in this case is probable or estimable, we have not recorded an accrual for this matter. If our assumptions used to evaluate whether a loss in this matter is either probable or estimable prove to be incorrect or change, we may be required to record a liability for an adverse outcome.

As previously reported, on June 13, 2013, Cliffs Sales Company (“Cliffs”) filed an action in the United States District Court for the Northern District of Ohio, Civil Action No. 1:13 cv 1308, against us pertaining to Dearborn Works. Cliffs claims that we breached a May 21, 2008, Agreement for Sale of Reclaimed Iron Units, as amended (the “Iron Unit Agreement”). Cliffs claims that we breached the Iron Unit Agreement by failing to purchase the required amount of pellets, chips and fines as allegedly required. We filed an answer denying the material allegations of the complaint and asserting several affirmative defenses. In January of 2014, the presiding judge ordered a stay of the proceedings until we completed an arbitration of a separate dispute. That arbitration is now concluded and it is anticipated that the stay of the litigation may be lifted and discovery may re-commence in the near future. We intend to contest this matter vigorously. At this time, we have not made a determination that a loss is probable and do not have adequate information to reliably or accurately estimate our potential loss if Cliffs prevails in this lawsuit. Because we have been unable to determine that a loss is probable or estimable, we have not recorded an accrual. If our assumptions used to evaluate whether a loss in this matter is either probable or estimable prove to be incorrect or change, we may be required to record a liability for an adverse outcome.

Trade Cases

Grain-Oriented Electrical Steel

On September 18, 2013, we, along with another domestic producer and the United Steelworkers (collectively, the “Petitioners”), filed trade cases against imports of grain-oriented electrical steel (“GOES”) from seven countries. We filed anti-dumping (“AD”) petitions against China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea and a countervailing duty (“CVD”) petition against China charging that unfairly traded imports of GOES from those seven countries are causing material injury to the domestic industry. The United States Department of Commerce (“DOC”) initiated the cases on October 24, 2013. On November 19, 2013, the International Trade Commission (“ITC”) made a preliminary determination that there is a reasonable indication that GOES imports caused or threaten to cause material injury. On May 5, 2014, the DOC issued preliminary determinations that imports of GOES from China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea are being dumped in the United States. On July 17, 2014, the DOC issued final dumping determinations for imports of GOES from Germany, Japan and Poland, affirming the preliminary dumping margins for these three countries. As a result of the preliminary dumping determinations on China, the Czech Republic, Russia and South Korea, and the final dumping determinations on Germany, Japan and Poland, importers were required to post cash deposits with U.S. Customs and Border Protection on imports of GOES from these seven countries (in addition to any deposits required by the preliminary affirmative CVD determinations). The DOC also reached affirmative preliminary critical circumstances findings for Poland and Russia. The ITC issued its final determination for imports of GOES from China, the Czech Republic, Germany, Japan, Poland, Russia and South Korea in separate decisions issued on August 27, 2014 and October 23, 2014. In each of these decisions, the ITC determined in a 5-1 vote that the United States steel industry is neither materially injured nor threatened with material injury by those imports. These two ITC decisions nullify the DOC’s preliminary assessment of dumping duties on GOES imports from each of the countries in the filed trade petition, as well as a CVD determination for China. On September 16, 2014, the Petitioners filed an appeal of the ITC’s August 27, 2014, decision to the Court of International Trade (the “CIT”), and on November 13, 2014, the Petitioners filed an appeal of the ITC’s October 23, 2014, decision to the CIT. The CIT consolidated those two appeals into a single appeal. The parties have fully briefed the appeal and are awaiting the decision by the CIT.

Corrosion-Resistant Steel

On June 3, 2015, we, along with five other domestic producers, filed AD and CVD petitions against imports of corrosion-resistant steel (“CORE”) from China, India, Italy, South Korea and Taiwan. The petitions allege that unfairly traded imports of CORE from those five countries are causing material injury to the domestic industry. The DOC initiated its investigations on June 24, 2015. On July 16, 2015, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of CORE from all five countries. On October 30, 2015, the DOC determined that China, Italy and South Korea significantly increased their product shipments into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. This “critical circumstances” determination allows the DOC to impose CVD and AD duties retroactively beginning from the date that is approximately 90 days before the respective date of the DOC’s preliminary determination of CVD and AD duties. On November 2, 2015, the DOC preliminarily determined that imports of CORE from China, India, Italy and South Korea are benefiting from unfair government subsidies and should be subject to CVD duties. The critical circumstances determination allows the DOC to impose CVD duties on imports from China, India and South Korea retroactively from August 4, 2015. On December 23, 2015, the DOC also preliminarily determined that imports of CORE from China, India, Italy and South Korea are being sold at less-than-fair-value and should be subject to AD duties. The critical circumstances determination allows the DOC to impose AD duties on imports from China, India and South Korea retroactively from October 6, 2015. Estimated AD duties resulting from those preliminary determinations by the DOC are generally added to the estimated CVD duties. As a result of these preliminary CVD and AD determinations, importers are required to post cash deposits with the U.S. government on imports of CORE from these countries as presented below:

Country	Corrosion-Resistant CVD Margins	Corrosion-Resistant AD Margins
China	235.66% – 26.26%	255.8%
India	7.71% – 2.85%	6.92% – 6.64%
Italy	38.41% – 0.00%	3.11% – 0.00%
South Korea	1.37% – 0.00%	3.51% – 2.99%

For Taiwan, the DOC found no dumping margin and that countervailable government subsidies did not exceed the de minimus level of one percent. All preliminary duties remain in effect until the DOC issues final determinations. We expect final determinations of whether there have been dumping, subsidization and injury to occur by the second quarter of 2016.

Cold-Rolled Steel

On July 28, 2015, we, along with four other domestic producers, filed AD petitions against imports of cold-rolled steel from Brazil, China, India, Japan, the Netherlands, Russia, South Korea and the United Kingdom, as well as CVD petitions against imports of cold-rolled steel from Brazil, China, India, Russia and South Korea. The petitions allege that unfairly traded imports of cold-rolled steel from those eight countries are causing material injury to the domestic industry. The DOC initiated its investigations on August 17, 2015. On September 10, 2015, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of cold-rolled steel from Brazil, China, India, Japan, Russia, South Korea and the United Kingdom. The ITC also determined that imports of cold-roll steel from the Netherlands were “negligible” (i.e., less than 3% of total imports of cold-rolled steel during the preceding twelve-month period), and terminated the investigation of imports from the Netherlands. In addition, in October 2015, we and the other petitioners filed critical circumstances allegations against certain foreign producers of cold-rolled steel asserting that those foreign producers significantly increased their shipments of products into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. On December 16, 2015, the DOC preliminarily determined that imports of cold-rolled steel from Brazil, China, India and Russia are benefiting from unfair government subsidies and should be subject to CVD duties. The DOC also preliminarily determined that critical circumstances exist for imports of certain cold-rolled steel from China. As a result of these preliminary CVD determinations, importers are required to post cash deposits with the U.S. government on imports of cold-rolled steel from these countries as presented below:

Country	Cold-Rolled CVD Margins	Cold-Rolled AD Margins
Brazil	7.42%	*
China	227.29%	*
India	4.45%	*
Russia	6.33% – 0.00%	*

* To be subsequently determined

The DOC’s critical circumstances preliminary determination also allows the DOC to impose CVD duties on certain cold-rolled steel imports from China retroactively from September 22, 2015. For South Korea, the DOC found that countervailable government subsidies did not exceed the de minimus level of one percent. The DOC will next make preliminary AD determinations for these four countries and South Korea, along with Japan and the United Kingdom (which were not named in the CVD petitions), on or about February 23, 2016. Affirmative preliminary AD determinations by the DOC will require covered importers to post cash deposits to the U.S. government covering those duties beginning as of the date of the DOC’s preliminary determinations. If the DOC makes affirmative preliminary AD determinations for China, as a result its preliminary critical circumstances determination, the DOC also may impose AD retroactively for imports of cold-rolled steel from China beginning 90 days before the preliminary determination. Those preliminary duties would remain in effect until the DOC issues final determinations. We expect the final determinations of whether there have been dumping, subsidization and injury to occur by the third quarter of 2016.

Hot-Rolled Steel

On August 11, 2015, we, along with five other domestic producers, filed AD petitions against imports of hot-rolled steel from Australia, Brazil, Japan, the Netherlands, South Korea, Turkey and the United Kingdom, as well as CVD petitions against imports of hot-rolled steel from Brazil, South Korea and Turkey. The petitions allege that unfairly traded imports of hot-rolled steel from those seven countries are causing material injury to the domestic industry. The DOC initiated its investigations on September 1, 2015. On September 24, 2015, the ITC made a unanimous preliminary determination of injury to the domestic industry caused by imports of hot-rolled steel from all seven countries. In addition, in October 2015, we and the other petitioners filed critical circumstances allegations against certain foreign producers of hot-rolled steel asserting that those foreign producers significantly increased their shipments of products into the U.S. market before the DOC’s preliminary determination of AD and CVD duties. On December 9, 2015, the DOC preliminarily determined that critical circumstances exist for imports of certain hot-rolled steel from Brazil. On January 11, 2016, the DOC preliminarily determined that imports of hot-rolled steel from Brazil are benefiting from unfair government subsidies and should be subject to CVD duties at the rate of 7.42%. For South Korea and Turkey, the DOC found that countervailable government subsidies did not exceed the de minimus level of one percent. As a result of the preliminary CVD determination, importers are required to post cash deposits with the U.S. government on imports of hot-rolled steel from Brazil at the rate of 7.42%. The DOC’s critical circumstances preliminary determination also allows the DOC to impose CVD duties on certain hot-rolled steel imports from Brazil retroactively from October 13, 2015. The DOC will next make preliminary AD determinations for all seven countries on or about March 8, 2016. Affirmative preliminary AD determinations by the DOC will require covered importers to post cash deposits to the U.S. government covering those duties beginning as of the date of the DOC’s preliminary determinations. If the DOC makes affirmative preliminary AD determinations for Brazil, as a result of its preliminary critical circumstances determination, the DOC also may impose AD retroactively for imports of hot-rolled steel from Brazil beginning approximately 90 days before the preliminary determination. Those preliminary duties would remain in effect until the DOC issues final determinations. We expect final determinations of whether there have been dumping, subsidization and injury to occur by the third quarter of 2016.

Stainless Steel

On February 12, 2016, we, along with three other domestic producers, filed AD and CVD petitions against imports of stainless steel from China. The petitions allege that unfairly traded imports of stainless steel from China are causing material injury to the domestic industry. The DOC must determine whether to initiate its investigations by March 3, 2016. If the DOC initiates investigations, the ITC will make its preliminary injury determination on or about March 28, 2016 as to whether there is a reasonable indication that stainless steel imports caused or threaten to cause material injury. If the ITC’s preliminary determination is affirmative, we expect the DOC to make preliminary determinations about subsidies by the end of the second quarter of 2016 and dumping by the end of the third quarter of 2016, and impose preliminary duties. If the DOC imposes preliminary duties, covered importers would be required to post cash deposits to the U.S. government covering those duties beginning as of the date of the preliminary determination. Those preliminary duties would remain in effect until the DOC issues final determinations. We expect the entire investigation to take approximately one year, with final determinations of whether there have been dumping, subsidization, and injury likely occurring by the first quarter of 2017.

Other Contingencies

In addition to the matters we discussed above, there are various pending and potential claims against us and our subsidiaries involving product liability, commercial, employee benefits and other matters arising in the ordinary course of business. Because of the considerable uncertainties which exist for any claim, it is difficult to reliably or accurately estimate what would be the amount of a loss if a claimant prevails. If material assumptions or factual understandings we rely on to evaluate exposure for these contingencies prove to be inaccurate or otherwise change, we may be required to record a liability for an adverse outcome. If, however, we have reasonably evaluated potential future liabilities for all of these contingencies, including those described more specifically above, it is our opinion, unless we otherwise noted, that the ultimate liability from these contingencies, individually and in the aggregate, should not have a material effect on our consolidated financial position, results of operations or cash flows.